UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 20, 2006 (January 18, 2006)

CYTOKINETICS, INCORPORATED
(Exact name of registrant as specified in its charter)

DELAWARE	000-50633	94-3291317
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
280 East Grand Avenue
South San Francisco, California 94080
(Address of principal executive offices, including zip code)
650-624-3000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 4.15
EXHIBIT 4.16
EXHIBIT 10.57
EXHIBIT 10.61
EXHIBIT 99.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On January 18, 2006, Cytokinetics, Incorporated (the “Company”) and General Electric Capital Corporation (“GE”) signed an extension to the line of credit that was subject to the Master Security Agreement between the Company and GE, dated as of February 2, 2001, as amended on March 24, 2005 (the “MSA”).
Under the MSA, funds borrowed by the Company from GE, and other obligations of the Company to GE, are secured by property and equipment of the Company purchased by such borrowed funds and other collateral agreed to by the Company.
GE is extending the funding period for the January 2004 $4.5 million line of credit between the Company and GE to December 31, 2006, which would allow the Company to make additional draws on amounts available under such line of credit until such date. A copy of the Loan Proposal is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 10.61, and is incorporated herein by reference.
ITEM 8.01. OTHER EVENTS.
As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 2, 2005, on October 28, 2005, the Company entered into a Common Stock Purchase Agreement and Registration Rights Agreement with Kingsbridge Capital Limited (“Kingsbridge”), and issued a warrant to Kingsbridge in connection with the Company’s entry into such agreements. Copies of the Common Stock Purchase Agreement, Registration Rights Agreement and warrant are attached to this Current Report as Exhibit 10.57, Exhibit 4.15 and Exhibit 4.16, respectively.
On January 20, 2006, the Company filed a Rule 424(b)(2) prospectus supplement (the “Prospectus”) with the SEC in connection with its shelf Registration Statement on Form S-3 (File No.: 333-125786), containing the risk factors attached to this Current Report as exhibit 99.1.
This Current Report is being filed for the purpose of incorporating the risk factors from the Prospectus and the other Exhibits listed below by reference into this report, into the Registration Statements on Form S-3 declared effective by the SEC on July 14, 2005 (SEC File No.: 333-125786) and December 2, 2005 (SEC File No.: 333-129786) and into other registration statements and reports that the Company files with the SEC.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits.
The following Exhibits are filed as part of this Current Report:

Exhibit No.	Description
4.15	Warrant for the purchase of shares of common stock, dated October 28, 2005, issued by the Registrant to Kingsbridge Capital Limited.
4.16	Registration Rights Agreement, dated October 28, 2005, by and between the Registrant and Kingsbridge Capital Limited.
10.57	Common Stock Purchase Agreement, dated as of October 28, 2005, by and between the Registrant and Kingsbridge Capital Limited.
10.61	GE Loan Proposal, dated as of January 18, 2006, by and between the Registrant and GE.
99.1	Information from Prospectus.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED
By:	/s/ James H. Sabry
James H. Sabry
President and Chief Executive Officer

Date: January 20, 2006

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EXHIBIT INDEX

Exhibit No.	Description
4.15	Warrant for the purchase of shares of common stock, dated October 28, 2005, issued by the Registrant to Kingsbridge Capital Limited.
4.16	Registration Rights Agreement, dated October 28, 2005, by and between the Registrant and Kingsbridge Capital Limited.
10.57	Common Stock Purchase Agreement, dated as of October 28, 2005, by and between the Registrant and Kingsbridge Capital Limited.
10.61	GE Loan Proposal, dated as of January 18, 2006, by and between the Registrant and GE.
99.1	Information from Prospectus.